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                                                                    EXHIBIT 10.1

                            AMENDMENT AGREEMENT NO. 2
                                       TO
                       PURCHASE AND CONTRIBUTION AGREEMENT

                  AMENDMENT AGREEMENT NO. 2, dated as of September 7, 2004 (this "Amendment"), to PURCHASE AND CONTRIBUTION AGREEMENT dated as of April 30, 2002 (as the same may have been amended, supplemented, modified or restated prior to the effectiveness hereof in accordance with its terms, the "Agreement") between Silverleaf Resorts, Inc. (the "Seller") and Silverleaf Finance I, Inc. (the "Purchaser"). Capitalized terms not otherwise defined herein shall have the meanings attributed to them in the Agreement.

                  WHEREAS, the Seller and the Purchaser' desire to amend the Agreement as hereinafter provided;

                  NOW THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. Amendments. The parties hereto agree that, as of the date of this Amendment:

                  (a) The definition of "Eligible Receivable" in Section 1.01 of the Existing RLSA is hereby amended by inserting the following parenthetical "(excluding all Eligible Receivables related to the Holiday Hills Development)" immediately after the words "the Weighted Average Original Term of all Eligible Receivables" in clause (oo) thereto.

                  (b) The definition of "Eligible Receivable" in Section 1.01 of the Existing RLSA is hereby amended by adding a new clause (aaa) at the end thereof:

                  "(aaa) If such Receivable related to the Holiday Hills Development, upon inclusion of such Receivable as an Eligible Receivable, the weighted average (weighted solely based on the Outstanding Principal Balances of the Eligible Receivables related to the Holiday Hills Development at such time) of the original number of monthly payments owed in respect of all Eligible Receivables related to the Holiday Hills Development shall be no more than 114 months."

                  SECTION 2. Conditions to Effectiveness. The amendments contained in this Amendment shall not become effective until the following conditions have been satisfied in full or waived by the Purchaser or its assignee:

                  (a) the Purchaser or its assignee shall have received an originally executed counterpart of this Amendment duly executed by the Seller;

                  (b) the conditions precedent to the amendment and restatement of the RLSA, dated as of the date hereof, shall have been satisfied and such agreement shall have been executed by the parties thereto;

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                  (c) no event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse, except as specifically described herein; and

                  (d) the Purchaser or its assignee shall have received such approvals, opinions or documents as the Purchaser or its assignee may reasonably request.

                  SECTION 3. Representations and Warranties. The Purchaser and the Seller each represent and warrant that all of their representations and warranties contained in the Transaction Documents are true and correct in all material respects on the date hereof and with the same force and effect as though such representations and warranties had been made on the date hereof, except to the extent any such representations and warranties relate solely to an earlier date.

                  SECTION 4. Reference to and Effect on the Documents.

                  (a) On and after the date hereof, each reference in the Agreement to "this Agreement" shall refer to the Agreement as amended hereby and each reference in the Agreement to "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Agreement as amended hereby.

                  (b) Except as specifically amended above, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

                  (c) Except as expressly provided herein, the execution and delivery of this Amendment shall neither operate as a waiver of any right, power or remedy of any party to the Agreement nor constitute a waiver of any provision of the Agreement.

                  SECTION 5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE SUBSTANTIVE LAWS OF, THE STATE. OF NEW YORK.

                  SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                         SILVERLEAF RESORTS, INC



                                         By:    /s/ HARRY J. WHITE, JR.
                                                -------------------------------
                                         Name:  Harry J. White, Jr.
                                                -------------------------------
                                         Title: Chief Financial Officer
                                                -------------------------------


                                         SILVERLEAF FINANCE 1, INC


                                         By:    /s/ HARRY J. WHITE, JR.
                                                -------------------------------
                                         Name:  Harry J. White, Jr.
                                                -------------------------------
                                         Title: Chief Financial Officer
                                                -------------------------------


                                         Agreed and Accepted:

                                         DZ BANK AG DEUTSCHE ZENTRAL-
                                         GENOSSENSCHAFTSBANK, FRANKFURT
                                         AM MAIN


                                         By:    /s/ PATRICK PREECE
                                                -------------------------------
                                         Name:  Patrick Preece
                                                -------------------------------
                                         Title: VP
                                                -------------------------------


                                         By:    /s/ MARK PARSA
                                                -------------------------------
                                         Name:  Mark Parsa
                                                -------------------------------
                                         Title: AVP
                                                -------------------------------

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